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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2007

                                 SOUTHWEST WATER
                                     COMPANY
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       0-8176                  95-1840947
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
 Incorporation or Organization)                           Identification Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

(c) The Company's Board of Directors elected David Stanton, 42, as its Chief Operating Officer, effective December 1, 2007. Mr. Stanton has been Southwest Water's executive vice president of strategic development since November 2006. Previously, he served as executive vice president of Earth Tech, a division of Tyco International, Inc., an international environmental water and wastewater services provider. Earlier, Mr. Stanton held senior management positions with a number of companies in the water and wastewater industry, such as Waterlink, Inc., ITEQ, Inc. and Wheelabrator Technologies, Inc. He earned a bachelor of science degree in electrical engineering from Cornell University, New York.

     There is no arrangement or understanding between Mr. Stanton and any other person pursuant to which he was selected as an officer of the Company. There is no family relationship between Mr. Stanton and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Stanton has held no directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended. There have been no transactions or series of similar transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000, and in which Mr. Stanton or any member of his immediate family had, or will have, a direct or indirect material interest. The press release announcing Mr. Stanton's employment is furnished as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press Release dated December 4, 2007 announcing the appointment of David Stanton to Chief Operating Officer.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SOUTHWEST WATER COMPANY


                                               By: /s/ William K. Dix
                                                   -----------------------------
                                                   William K. Dix
                                                   Vice President, Secretary and
                                                   General Counsel

Dated: December 4, 2007

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